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                                                                   EXHIBIT  23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 1, 2002, included in this Form 10-KSB, into QualMark Corporation's previously filed Registration Statement File No. 333-27273 on
Form S-8.

Arthur Andersen LLP

Denver, Colorado,
  April 1, 2002